                           Scotia Pacific Company LLC
                      Timber Collateralized Notes due 2028

                         Monthly Noteholder Certificate

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Monthly Noteholder Certificate is delivered pursuant to Section 4.6 of the Indenture.

I.     The following summarizes the Collection Account Disbursement on
       July 20, 2001 pursuant to the Indenture:
                                                                               Total
                                                                           --------------

A.     PAYMENT OF EXPENSES

1.     Amount Transferred to Expense Reserve                                $2,534,922.40

2.     Payment of Trustee's, Collateral Agent's and
       Liquidity Providers' Expenses                                          $111,541.03

B.     LINE OF CREDIT OR LIQUIDITY ACCOUNT

3.     Payment of interest and principal on Advances
       under Line of Credit Agreement                                               $0.00

4.     Transfer from Liquidity Account to Collection
       Account                                                                      $0.00

5.     Required Liquidity Amount as of close of business
       on July 20, 2001                                                    $60,896,854.66

6.     Amount on deposit in the Liquidity Account
       as of close of business on July 20, 2001                                     $0.00

7.     Amount available under Line of Credit Agreement
       as of close of business on July 20, 2001                            $60,896,854.66

8.     Amount of outstanding Advances under Line of
       Credit Agreement as of close of business on
       July 20, 2001                                                                $0.00

C.     TRANSFERS TO PAYMENT ACCOUNT, LIQUIDITY
       ACCOUNT OR EXPENSE RESERVE

9.     Transfer to Payment Account Re: Monthly
       Deposit Amount 1                                                    $12,269,162.27

10.    Targeted Monthly Deposit Amount multiplied by
       Reinvestment Factor less, to the extent applicable,
       the Premium Provision Refundable Amount                             $12,269,162.27

11.    Shortfall, if any, in the Monthly Deposit Amount
       (No. (10) - (9))                                                             $0.00

12.    Transfer to Payment Account Re: Payments of
       interest and principal under Line of Credit                                  $0.00
       Agreement following a Termination Advance 1

13.    Transfer to Liquidity Account (following a                                   $0.00
       Termination Advance under Line of Credit
       Agreement)

14.    Transfer to Payment Account Re: Premium                                      $0.00
       Provision 1

15.    Additional transfer to Expense Reserve                                       $0.00

16.    Transfer to Payment Account re: excess of Base                       $1,587,352.78
       Monthly Deposit Amount over Targeted Monthly
       Deposit Amount

17.    Additional Transfers to Payment Account 2                                    $0.00

D.     ADDITIONAL PAYMENTS TO LIQUIDITY
       PROVIDERS

18.    Payments of Additional Liquidity Provider Fees                               $0.00
       and/or Supplemental Liquidity Provider Interest
       to Liquidity Providers

E.     SCHEDULED AMORTIZATION
       RESERVE ACCOUNT

19.    Transfer to Scheduled Amortization Reserve                                   $0.00
       Account

20.    Required Scheduled Amortization Reserve                            $151,483,000.00
       Balance as of close of business
       on July 20, 2001

21.    Amount on deposit in the Scheduled Amortization                    $151,483,000.00
       Reserve Account as of close of business
       on July 20, 2001

22.    Amount available under Scheduled Amortization                                $0.00
       Line of Credit Agreement as of close of business
       on July 20, 2001

23.    Amount of outstanding Scheduled Amortization                                 $0.00
       Advances under Scheduled Line of Credit
       Agreement on July 20, 2001

F.     TRANSFER TO ISSUER

24.    Release to Issuer                                                      $218,495.08

---------------------

1    Amounts in No. (9), (12), and (14) and (16) are the lesser of the amount computed pursuant to the relevant formula or agreement and available cash.
     In the case of No. (9), any shortfall is set forth in No. (11). In the case of Nos. (12), (14), and (16) the amount of the shortfall was $0.00, $0.00 and $0.00, respectively.

2    Consists of voluntary transfer of $0.00.

II.  Principal Balance of Timber Notes and Certain Additional Data With Respect
     to Amounts on Deposit in the Payment Account as of the close of business on the Monthly Deposit Date

                                                                                                 Per $1,000
                                                                                                 of original
                                                                                                  principal
                                                                            Total                  amount
                                                                        ---------------        ---------------

A.     PRINCIPAL BALANCE

1.     Principal Balance of Timber Notes

       Class A-1 Timber Notes                                           $120,323,723.00                $748.75

       Class A-2 Timber Notes                                           $243,200,000.00              $1,000.00

       Class A-3 Timber Notes                                           $463,348,000.00              $1,000.00
                                                                        ---------------

       Total Principal Balance of Timber Notes                          $826,871,723.00                  N/A
                                                                        ===============

2.     Principal Balance if Timber Notes were paid in
       accordance with Scheduled Amortization

       Class A-1 Timber Notes                                           $120,323,723.00                $748.75

       Class A-2 Timber Notes                                           $243,200,000.00              $1,000.00

       Class A-3 Timber Notes                                           $463,348,000.00              $1,000.00
                                                                        ---------------

       Total Principal Balance if Timber Notes
       were paid in accordance with Scheduled
       Amortization                                                     $826,871,723.00                  N/A
                                                                        ===============

3.     Amount of Amortization, if any, ahead of (or
       behind) Scheduled Amortization (No. (1) - (2), or
       (2) - (1) ) for each Class of Timber Notes

       Class A-1 Timber Notes                                                     $0.00                  $0.00

       Class A-2 Timber Notes                                                     $0.00                  $0.00

       Class A-3 Timber Notes                                                     $0.00                  $0.00
                                                                        ---------------

       Total Amount of Amortization, if any, ahead of
       (or behind) Scheduled Amortization                                         $0.00                  N/A
                                                                        ===============

B.     APPLICATION OF PAYMENT ACCOUNT FUNDS

       A statement of the payments on the Timber Notes from the Payment Account and the Scheduled Amortization Reserve Account on the Monthly Deposit
       Date to which this Certificate relates is set forth in Section "A" of the accompanying Note Payment Noteholder Certificate.

III.   Prevailing SBE Price Data for the Monthly Period preceding the
       Monthly Deposit Date

Old Growth Redwood                             $     969 / Mbf

Young Growth Redwood                           $     969 / Mbf

Old Growth Douglas Fir                         $     329 / Mbf

Young Growth Douglas Fir                       $     329 / Mbf

Whitewoods                                     $     149 / Mbf

Note:  Assumes an average size-quality category of 2.0 and the following harvest method percentages: Cat - 35%; Short-span skyline - 55%; Long-span skyline - 5%; and Helicopter - 5%